SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2007

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

THE LEXINGTON MASTER LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50268	11-3636084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York (Address of Principal Executive Offices)	10119-4015 (Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2007, Lexington Realty Trust (the “Trust”), through The Lexington Master Limited Partnership (the “Partnership”) and LMLP GP LLC, a wholly-owned subsidiary of the Partnership (“LMLP GP”), entered into an Amended and Restated Limited Partnership Agreement of Net Lease Strategic Assets Fund L.P. (the “Co-Investment Program”), dated as of November 5, 2007 (the “Partnership Agreement”), among LMLP GP, as the general partner, the Partnership, as a limited partner, and Inland American (Net Lease) Sub, LLC (“Inland”), a wholly-owned subsidiary of Inland American Real Estate Trust, Inc., which amends and restates in its entirety the Limited Partnership Agreement, dated as of August 10, 2007 (the “Original Partnership Agreement”).

The Partnership Agreement is substantially the same as the Original Partnership Agreement, with the exception of (1) an additional subordinated investment in the Co-Investment Program by the Partnership upon acquisition of the initial assets from the Trust and its subsidiaries and (2) the payment by the Partnership of up to $3.0 million to the Co-Investment Program on Inland’s behalf if the Co-Investment Program acquires certain properties with restructured leases and capital expenditure obligations from the Trust and its subsidiaries as described in the Trust’s and the Partnership’s Current Report on Form 8-K filed on August 16, 2007 (the “8/16/07 Form 8-K”).

A summary description of the other terms and conditions of the Partnership Agreement is set forth in the 8/16/07 Form 8-K.

The acquisition of each of the 53 assets by the Co-Investment Program is subject to satisfaction of conditions precedent to closing, including the assumption of existing financing, obtaining certain consents and waivers, the continuing financial solvency of the tenants, certain other customary conditions, and, in the case of one asset, the acquisition of the asset by the Trust.  Accordingly, neither the Trust nor the Partnership can provide any assurance that the acquisition by the Co-Investment Program will be completed. In the event that the Co-Investment Program does not acquire 35 of the 53 assets in a single closing by March 1, 2008, the Co-Investment Program will be terminated.

The foregoing is qualified in its entirety by reference to the Partnership Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d)         Exhibits

10.1	Amended and Restated Limited Partnership Agreement, dated as of November 5, 2007, among LMLP GP LLC, The Lexington Master Limited Partnership and Inland American (Net Lease) Sub, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: November 9, 2007	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

The Lexington Master Limited Partnership

By: Lex GP-1 Trust, its general partner

Date: November 9, 2007	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

10.1	Amended and Restated Limited Partnership Agreement, dated as of November 5, 2007, among LMLP GP LLC, The Lexington Master Limited Partnership and Inland American (Net Lease) Sub, LLC